News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Second Quarter Net Income of $2.370 Billion

●	Quarterly results underscore sound execution in the face of challenging market conditions.
●	Global agricultural and turf demand further softens while the construction industry remains stable.
●	Full-year net income forecast updated to approximately $7.0 billion.

MOLINE, Illinois (May 16, 2024) — Deere & Company reported net income of $2.370 billion for the second quarter ended April 28, 2024, or $8.53 per share, compared with net income of $2.860 billion, or $9.65 per share, for the quarter ended April 30, 2023. For the first six months of the year, net income attributable to Deere & Company was $4.121 billion, or $14.74 per share, compared with $4.819 billion, or $16.18 per share, for the same period last year.

Worldwide net sales and revenues decreased 12 percent, to $15.235 billion, for the second quarter of 2024 and decreased 9 percent, to $27.420 billion, for six months. Net sales were $13.610 billion for the quarter and $24.097 billion for six months, compared with $16.079 billion and $27.481 billion last year.

“John Deere’s second-quarter results were noteworthy in light of continued changes across the global agricultural sector,” stated John C. May, chairman and chief executive officer. “Thanks to the dedication and hard work of our team, we continue to demonstrate structurally higher performance levels across business cycles and are benefitting from stability in construction end markets amid declining agricultural and turf demand.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2024 is forecasted to be approximately $7.0 billion.

“We are proactively managing our production and inventory levels to adapt to demand changes and position the business for the future,” May explained. “Despite market conditions, we are committed to our strategy and are actively investing in and deploying innovative technologies, products, and solutions to ensure our customers' success.”

Deere & Company	Second Quarter			Year to Date
$ in millions, except per share amounts	2024	2023	% Change	2024	2023	% Change
Net sales and revenues	$15,235	$17,387	-12%	$27,420	$30,038	-9%
Net income	$2,370	$2,860	-17%	$4,121	$4,819	-14%
Fully diluted EPS	$8.53	$9.65		$14.74	$16.18

Prior period results were affected by a special item. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	Second Quarter
$ in millions	2024	2023	% Change
Net sales	$6,581	$7,822	-16%
Operating profit	$1,650	$2,170	-24%
Operating margin	25.1%	27.7%

Production and precision agriculture sales decreased for the quarter as a result of lower shipment volumes, partially offset by price realization. Operating profit decreased due to lower shipment volumes and higher production costs, partially offset by price realization.

Production & Precision Agriculture Operating Profit

Second Quarter 2024 Compared to Second Quarter 2023

$ in millions

Small Agriculture & Turf	Second Quarter
$ in millions	2024	2023	% Change
Net sales	$3,185	$4,145	-23%
Operating profit	$571	$849	-33%
Operating margin	17.9%	20.5%

Small agriculture and turf sales decreased for the quarter as a result of lower shipment volumes, partially offset by price realization. Operating profit decreased due to lower shipment volumes, partially offset by price realization.

Small Agriculture & Turf Operating Profit

Second Quarter 2024 Compared to Second Quarter 2023

$ in millions

Construction & Forestry	Second Quarter
$ in millions	2024	2023	% Change
Net sales	$3,844	$4,112	-7%
Operating profit	$668	$838	-20%
Operating margin	17.4%	20.4%

Construction and forestry sales decreased for the quarter due to lower shipment volumes. Operating profit decreased due to lower shipment volumes and higher SA&G and R&D expenses.

Construction & Forestry Operating Profit

Second Quarter 2024 Compared to Second Quarter 2023

$ in millions

Financial Services	Second Quarter
$ in millions	2024	2023	% Change
Net income	$162	$28	479%

Financial services net income for the quarter increased due to income earned on higher average portfolio balances, partially offset by a higher provision for credit losses and less-favorable financing spreads. The results of the prior period were also affected by a correction of the accounting treatment for financing incentives offered to John Deere dealers. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023.

Industry Outlook for Fiscal 2024
Agriculture & Turf
U.S. & Canada:
Large Ag	Down ~ 15%
Small Ag & Turf	Down ~ 10%
Europe	Down ~ 15%
South America (Tractors & Combines)	Down 15 to 20%
Asia	Down moderately

Construction & Forestry
U.S. & Canada:
Construction Equipment	Flat to Down 5%
Compact Construction Equipment	Flat
Global Forestry	Down ~ 10%
Global Roadbuilding	Flat to Down 5%

Deere Segment Outlook for Fiscal 2024		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 20% to 25%	~ Flat	+1.5%
Small Ag & Turf	Down 20% to 25%	~ Flat	+1.5%
Construction & Forestry	Down 5% to 10%	~ Flat	+1.5%

Financial Services	Net Income	~$ 770

Financial Services. Fiscal-year 2024 net income attributable to Deere & Company for the financial services operations is forecasted to be approximately $770 million. Results are expected to be higher than fiscal year 2023 due to income earned on a higher average portfolio, partially offset by a higher provision for credit losses and less-favorable financing spreads. A correction of the accounting treatment for financing incentives offered to John Deere dealers impacted 2023 financial results. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” and “Deere Segment Outlook,” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	changes in and compliance with U.S., foreign and international laws, regulations, and policies relating to trade, economic sanctions, data privacy, spending, taxing, banking, monetary, environmental (including climate change and engine emissions), and farming policies;
●	political, economic, and social instability of the geographies in which the company operates, including the ongoing war between Russia and Ukraine and the conflict in the Middle East;
●	adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints;
●	worldwide demand for food and different forms of renewable energy;

●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model, Leap Ambitions, and mergers and acquisitions;
●	the ability to understand and meet customers’ changing expectations and demand for John Deere products and solutions;
●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	the ability to integrate new technology, including automation and machine learning, and deliver precision technology and solutions to customers;
●	changes to governmental communications channels (radio frequency technology);
●	the ability to adapt in highly competitive markets;
●	dealer practices and their ability to manage distribution of John Deere products and support and service precision technology solutions;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for John Deere products and solutions;
●	availability and price of raw materials, components, and whole goods;
●	delays or disruptions in the company’s supply chain;
●	our equipment fails to perform as expected, which could result in warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations;
●	the ability to attract, develop, engage, and retain qualified personnel;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to John Deere information technology infrastructure and products;
●	loss of or challenges to intellectual property rights;
●	legislation introduced or enacted that could affect the company’s business model and intellectual property, such as right to repair or right to modify legislation;
●	investigations, claims, lawsuits, or other legal proceedings;
●	events that damage the company’s reputation or brand;
●	the agricultural business cycle, which can be unpredictable and is affected by factors such as world grain stocks, available farm acres, acreage planted, soil conditions, harvest yields, prices for commodities and livestock, input costs, and availability of transport for crops; and
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment.

Further information concerning the company and its businesses, including factors that could materially affect the financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

SECOND QUARTER 2024 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Six Months Ended
	April 28	April 30%		April 28	April 30%
	2024	2023	Change	2024	2023	Change
Net sales and revenues:
Production & precision ag net sales	$6,581	$7,822	-16	$11,430	$13,021	-12
Small ag & turf net sales	3,185	4,145	-23	5,610	7,146	-21
Construction & forestry net sales	3,844	4,112	-7	7,057	7,314	-4
Financial services revenues	1,395	1,107	+26	2,770	2,147	+29
Other revenues	230	201	+14	553	410	+35
Total net sales and revenues	$15,235	$17,387	-12	$27,420	$30,038	-9

Operating profit: *
Production & precision ag	$1,650	$2,170	-24	$2,695	$3,378	-20
Small ag & turf	571	849	-33	897	1,296	-31
Construction & forestry	668	838	-20	1,234	1,463	-16
Financial services	209	41	+410	466	279	+67
Total operating profit	3,098	3,898	-21	5,292	6,416	-18
Reconciling items **	23	(47)		49	(69)
Income taxes	(751)	(991)	-24	(1,220)	(1,528)	-20
Net income attributable to Deere & Company	$2,370	$2,860	-17	$4,121	$4,819	-14

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit for financial services includes the effect of interest expense and foreign exchange gains or losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, equity in income of unconsolidated affiliates, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Six Months Ended April 28, 2024 and April 30, 2023

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Six Months Ended
	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$13,610	$16,079	$24,097	$27,481
Finance and interest income	1,387	1,079	2,746	2,073
Other income	238	229	577	484
Total	15,235	17,387	27,420	30,038

Costs and Expenses
Cost of sales	9,157	10,730	16,357	18,663
Research and development expenses	565	547	1,098	1,043
Selling, administrative and general expenses	1,265	1,330	2,330	2,283
Interest expense	836	569	1,638	1,049
Other operating expenses	295	363	664	660
Total	12,118	13,539	22,087	23,698

Income of Consolidated Group before Income Taxes	3,117	3,848	5,333	6,340
Provision for income taxes	751	991	1,220	1,528

Income of Consolidated Group	2,366	2,857	4,113	4,812
Equity in income of unconsolidated affiliates	2	2	3	3

Net Income	2,368	2,859	4,116	4,815
Less: Net loss attributable to noncontrolling interests	(2)	(1)	(5)	(4)
Net Income Attributable to Deere & Company	$2,370	$2,860	$4,121	$4,819

Per Share Data
Basic	$8.56	$9.69	$14.80	$16.26
Diluted	8.53	9.65	14.74	16.18
Dividends declared	1.47	1.25	2.94	2.45
Dividends paid	1.47	1.20	2.82	2.33

Average Shares Outstanding
Basic	276.8	295.1	278.4	296.3
Diluted	277.9	296.5	279.5	297.8

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	April 28	October 29	April 30
	2024	2023	2023
Assets
Cash and cash equivalents	$5,553	$7,458	$5,267
Marketable securities	1,094	946	856
Trade accounts and notes receivable – net	8,880	7,739	9,971
Financing receivables – net	45,278	43,673	38,954
Financing receivables securitized – net	7,262	7,335	5,659
Other receivables	2,535	2,623	2,593
Equipment on operating leases – net	6,965	6,917	6,524
Inventories	8,443	8,160	9,713
Property and equipment – net	7,034	6,879	6,288
Goodwill	3,936	3,900	3,963
Other intangible assets – net	1,064	1,133	1,222
Retirement benefits	3,056	3,007	3,519
Deferred income taxes	1,936	1,814	1,308
Other assets	2,592	2,503	2,510
Total Assets	$105,628	$104,087	$98,347

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$17,699	$17,939	$17,109
Short-term securitization borrowings	6,976	6,995	5,379
Accounts payable and accrued expenses	14,609	16,130	14,716
Deferred income taxes	491	520	511
Long-term borrowings	40,962	38,477	35,611
Retirement benefits and other liabilities	2,105	2,140	2,520
Total liabilities	82,842	82,201	75,846

Redeemable noncontrolling interest	98	97	102

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,684	21,785	22,395
Noncontrolling interests	4	4	4
Total stockholders’ equity	22,688	21,789	22,399
Total Liabilities and Stockholders’ Equity	$105,628	$104,087	$98,347

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Six Months Ended April 28, 2024 and April 30, 2023

(In millions of dollars) Unaudited

	2024	2023
Cash Flows from Operating Activities
Net income	$4,116	$4,815
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision (credit) for credit losses	131	(89)
Provision for depreciation and amortization	1,045	995
Other non-cash adjustments (Note 1)		173
Share-based compensation expense	104	54
Credit for deferred income taxes	(120)	(377)
Changes in assets and liabilities:
Receivables related to sales	(2,469)	(4,407)
Inventories	(409)	(982)
Accounts payable and accrued expenses	(1,300)	(313)
Accrued income taxes payable/receivable	(29)	(96)
Retirement benefits	(208)	(68)
Other	83	148
Net cash provided by (used for) operating activities	944	(147)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	13,703	12,593
Proceeds from maturities and sales of marketable securities	200	98
Proceeds from sales of equipment on operating leases	1,011	993
Cost of receivables acquired (excluding receivables related to sales)	(14,091)	(13,451)
Purchases of marketable securities	(432)	(188)
Purchases of property and equipment	(719)	(584)
Cost of equipment on operating leases acquired	(1,369)	(1,229)
Collateral on derivatives – net	96	367
Other	(69)	(93)
Net cash used for investing activities	(1,670)	(1,494)

Cash Flows from Financing Activities
Net proceeds in short-term borrowings (original maturities three months or less)	58	3,992
Proceeds from borrowings issued (original maturities greater than three months)	10,189	4,868
Payments of borrowings (original maturities greater than three months)	(8,139)	(3,567)
Repurchases of common stock	(2,422)	(2,546)
Dividends paid	(796)	(697)
Other	(52)	(33)
Net cash provided by (used for) financing activities	(1,162)	2,017

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	(5)	70

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(1,893)	446
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	7,620	4,941
Cash, Cash Equivalents, and Restricted Cash at End of Period	$5,727	$5,387

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	In the second quarter of 2023, the company corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023 in “Selling, administrative and general expenses” by financial services.

(2)	The consolidated financial statements represent the consolidation of all Deere & Company’s subsidiaries. The supplemental consolidating data is presented for informational purposes. Transactions between the equipment operations and financial services have been eliminated to arrive at the consolidated financial statements. In the supplemental consolidating data in Note 3 to the financial statements, the “Equipment Operations” represents the enterprise without “Financial Services”, which include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within “Financial Services.”

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended April 28, 2024 and April 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$13,610	$16,079					$13,610	$16,079
Finance and interest income	129	121	$1,496	$1,206	$(238)	$(248)	1,387	1,079	[1]
Other income	198	185	92	91	(52)	(47)	238	229	[2,3]
Total	13,937	16,385	1,588	1,297	(290)	(295)	15,235	17,387

Costs and Expenses
Cost of sales	9,164	10,737			(7)	(7)	9,157	10,730	[4]
Research and development expenses	565	547					565	547
Selling, administrative and general expenses	1,007	935	260	397	(2)	(2)	1,265	1,330	[4]
Interest expense	114	103	780	540	(58)	(74)	836	569	[1]
Interest compensation to Financial Services	180	174			(180)	(174)			[1]
Other operating expenses	1	85	337	316	(43)	(38)	295	363	[3,5]
Total	11,031	12,581	1,377	1,253	(290)	(295)	12,118	13,539

Income before Income Taxes	2,906	3,804	211	44			3,117	3,848
Provision for income taxes	700	974	51	17			751	991

Income after Income Taxes	2,206	2,830	160	27			2,366	2,857
Equity in income of unconsolidated affiliates		1	2	1			2	2

Net Income	2,206	2,831	162	28			2,368	2,859
Less: Net loss attributable to noncontrolling interests	(2)	(1)					(2)	(1)
Net Income Attributable to Deere & Company	$2,208	$2,832	$162	$28			$2,370	$2,860

1 Elimination of intercompany interest income and expense.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expense between Equipment Operations and Financial Services related to intercompany guarantees of investments in certain international markets and intercompany service revenues and expenses.

4 Elimination of intercompany service fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Six Months Ended April 28, 2024 and April 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Net Sales and Revenues
Net sales	$24,097	$27,481					$24,097	$27,481
Finance and interest income	285	234	$2,929	$2,274	$(468)	$(435)	2,746	2,073	[1]
Other income	487	417	211	268	(121)	(201)	577	484	[2,3]
Total	24,869	28,132	3,140	2,542	(589)	(636)	27,420	30,038

Costs and Expenses
Cost of sales	16,371	18,675			(14)	(12)	16,357	18,663	[4]
Research and development expenses	1,098	1,043					1,098	1,043
Selling, administrative and general expenses	1,882	1,719	453	569	(5)	(5)	2,330	2,283	[4]
Interest expense	223	204	1,542	983	(127)	(138)	1,638	1,049	[1]
Interest compensation to Financial Services	341	297			(341)	(297)			[1]
Other operating expenses	91	137	675	707	(102)	(184)	664	660	[3,5]
Total	20,006	22,075	2,670	2,259	(589)	(636)	22,087	23,698

Income before Income Taxes	4,863	6,057	470	283			5,333	6,340
Provision for income taxes	1,117	1,455	103	73			1,220	1,528

Income after Income Taxes	3,746	4,602	367	210			4,113	4,812
Equity in income of unconsolidated affiliates		1	3	2			3	3

Net Income	3,746	4,603	370	212			4,116	4,815
Less: Net loss attributable to noncontrolling interests	(5)	(4)					(5)	(4)
Net Income Attributable to Deere & Company	$3,751	$4,607	$370	$212			$4,121	$4,819

1 Elimination of intercompany interest income and expense.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expense between Equipment Operations and Financial Services related to intercompany guarantees of investments in certain international markets and intercompany service revenues and expenses.

4 Elimination of intercompany service fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Apr 28	Oct 29	Apr 30	Apr 28	Oct 29	Apr 30	Apr 28	Oct 29	Apr 30	Apr 28	Oct 29	Apr 30
	2024	2023	2023	2024	2023	2023	2024	2023	2023	2024	2023	2023
Assets
Cash and cash equivalents	$3,800	$5,720	$3,587	$1,753	$1,738	$1,680				$5,553	$7,458	$5,267
Marketable securities	148	104	14	946	842	842				1,094	946	856
Receivables from Financial Services	4,480	4,516	5,899				$(4,480)	$(4,516)	$(5,899)				[6]
Trade accounts and notes receivable – net	1,320	1,320	1,562	10,263	8,687	10,422	(2,703)	(2,268)	(2,013)	8,880	7,739	9,971	[7]
Financing receivables – net	80	64	54	45,198	43,609	38,900				45,278	43,673	38,954
Financing receivables securitized – net			1	7,262	7,335	5,658				7,262	7,335	5,659
Other receivables	1,822	1,813	2,201	760	869	481	(47)	(59)	(89)	2,535	2,623	2,593	[7]
Equipment on operating leases – net				6,965	6,917	6,524				6,965	6,917	6,524
Inventories	8,443	8,160	9,713							8,443	8,160	9,713
Property and equipment – net	6,999	6,843	6,254	35	36	34				7,034	6,879	6,288
Goodwill	3,936	3,900	3,963							3,936	3,900	3,963
Other intangible assets – net	1,064	1,133	1,222							1,064	1,133	1,222
Retirement benefits	2,980	2,936	3,450	77	72	69	(1)	(1)		3,056	3,007	3,519	[8]
Deferred income taxes	2,210	2,133	1,355	71	68	59	(345)	(387)	(106)	1,936	1,814	1,308	[9]
Other assets	2,105	1,948	1,961	504	559	564	(17)	(4)	(15)	2,592	2,503	2,510
Total Assets	$39,387	$40,590	$41,236	$73,834	$70,732	$65,233	$(7,593)	$(7,235)	$(8,122)	$105,628	$104,087	$98,347

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$1,055	$1,230	$1,755	$16,644	$16,709	$15,354				$17,699	$17,939	$17,109
Short-term securitization borrowings				6,976	6,995	5,379				6,976	6,995	5,379
Payables to Equipment Operations				4,480	4,516	5,899	$(4,480)	$(4,516)	$(5,899)				[6]
Accounts payable and accrued expenses	13,771	14,862	13,759	3,605	3,599	3,074	(2,767)	(2,331)	(2,117)	14,609	16,130	14,716	[7]
Deferred income taxes	421	452	402	415	455	215	(345)	(387)	(106)	491	520	511	[9]
Long-term borrowings	6,575	7,210	7,310	34,387	31,267	28,301				40,962	38,477	35,611
Retirement benefits and other liabilities	1,995	2,032	2,410	111	109	110	(1)	(1)		2,105	2,140	2,520	[8]
Total liabilities	23,817	25,786	25,636	66,618	63,650	58,332	(7,593)	(7,235)	(8,122)	82,842	82,201	75,846

Redeemable noncontrolling interest	98	97	102							98	97	102

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,684	21,785	22,395	7,216	7,082	6,901	(7,216)	(7,082)	(6,901)	22,684	21,785	22,395	[10]
Noncontrolling interests	4	4	4							4	4	4
Financial Services equity	(7,216)	(7,082)	(6,901)				7,216	7,082	6,901				[10]
Adjusted total stockholders' equity	15,472	14,707	15,498	7,216	7,082	6,901				22,688	21,789	22,399
Total Liabilities and Stockholders’ Equity	$39,387	$40,590	$41,236	$73,834	$70,732	$65,233	$(7,593)	$(7,235)	$(8,122)	$105,628	$104,087	$98,347

6 Elimination of receivables / payables between Equipment Operations and Financial Services.

7 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

8 Reclassification of net pension assets / liabilities.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Six Months Ended April 28, 2024 and April 30, 2023

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2024	2023	2024	2023	2024	2023	2024	2023
Cash Flows from Operating Activities
Net income	$3,746	$4,603	$370	$212			$4,116	$4,815
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision (credit) for credit losses	10	4	121	(93)			131	(89)
Provision for depreciation and amortization	608	565	509	500	$(72)	$(70)	1,045	995	[11]
Other non-cash adjustments (Note 1)				173				173
Share-based compensation expense					104	54	104	54	[12]
Distributed earnings of Financial Services	247	12			(247)	(12)			[13]
Credit for deferred income taxes	(74)	(304)	(46)	(73)			(120)	(377)
Changes in assets and liabilities:
Receivables related to sales	(58)	(255)			(2,411)	(4,152)	(2,469)	(4,407)	[14,16]
Inventories	(300)	(910)			(109)	(72)	(409)	(982)	[15]
Accounts payable and accrued expenses	(1,012)	161	147	243	(435)	(717)	(1,300)	(313)	[16]
Accrued income taxes payable/receivable	(20)	(97)	(9)	1			(29)	(96)
Retirement benefits	(205)	(67)	(3)	(1)			(208)	(68)
Other	89	54	65	103	(71)	(9)	83	148	[11,12,15]
Net cash provided by (used for) operating activities	3,031	3,766	1,154	1,065	(3,241)	(4,978)	944	(147)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			14,175	13,169	(472)	(576)	13,703	12,593	[14]
Proceeds from maturities and sales of marketable securities	58	62	142	36			200	98
Proceeds from sales of equipment on operating leases			1,011	993			1,011	993
Cost of receivables acquired (excluding receivables related to sales)			(14,238)	(13,584)	147	133	(14,091)	(13,451)	[14]
Purchases of marketable securities	(226)	(21)	(206)	(167)			(432)	(188)
Purchases of property and equipment	(718)	(583)	(1)	(1)			(719)	(584)
Cost of equipment on operating leases acquired			(1,516)	(1,327)	147	98	(1,369)	(1,229)	[15]
Decrease (increase) in investment in Financial Services	10	(799)			(10)	799			[17]
Increase in trade and wholesale receivables			(3,171)	(5,310)	3,171	5,310			[14]
Collateral on derivatives – net			96	367			96	367
Other	(68)	(119)	(2)	25	1	1	(69)	(93)
Net cash used for investing activities	(944)	(1,460)	(3,710)	(5,799)	2,984	5,765	(1,670)	(1,494)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	189	(225)	(131)	4,217			58	3,992
Change in intercompany receivables/payables	31	932	(31)	(932)
Proceeds from borrowings issued (original maturities greater than three months)	34	41	10,155	4,827			10,189	4,868
Payments of borrowings (original maturities greater than three months)	(1,012)	(47)	(7,127)	(3,520)			(8,139)	(3,567)
Repurchases of common stock	(2,422)	(2,546)					(2,422)	(2,546)
Capital Investment from Equipment Operations			(10)	799	10	(799)			[17]
Dividends paid	(796)	(697)	(247)	(12)	247	12	(796)	(697)	[13]
Other	(27)	(5)	(25)	(28)			(52)	(33)
Net cash provided by (used for) financing activities	(4,003)	(2,547)	2,584	5,351	257	(787)	(1,162)	2,017

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash		62	(5)	8			(5)	70

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(1,916)	(179)	23	625			(1,893)	446
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	5,755	3,781	1,865	1,160			7,620	4,941
Cash, Cash Equivalents, and Restricted Cash at End of Period	$3,839	$3,602	$1,888	$1,785			$5,727	$5,387

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from Financial Services to the Equipment Operations, which are included in the Equipment Operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to Financial Services.

17 Elimination of change in investment from Equipment Operations to Financial Services.